BRAZOS MUTUAL FUNDS

                          SUPPLEMENT DATED MAY 12, 2004
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2004


ADVISER AND SUBADVISER (PAGES 29 TO 31)
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      On April 7, 2004, the shareholders of the Real Estate Securities Portfolio
("Fund")  approved  an  investment   advisory   agreement  between  John  McStay
Investment Counsel, L.P. ("JMIC") and Brazos Mutual Funds ("Trust") on behalf of the Fund ("Advisory Agreement"). Fund shareholders also approved on that date a subadvisory agreement between JMIC and AIG Global Investment Corp. ("AIGGIC") with respect to the Fund ("Subadvisory Agreement"). The Advisory Agreement and Subadvisory Agreement became effective on April 8, 2004. As a result, the Interim Advisory Agreement and Interim Subadvisory Agreement are no longer in effect.


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